UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2014
Date of Report (Date of earliest event reported)

DESTINY MEDIA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

COLORADO	000-28259	84-1516745
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

750 – 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N7
(Address of principal executive offices) (Zip Code)

(604) 609-7736
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01 Other Events.

The European Patent Office (EPO) issued an official communication under Rule 71(3) of the European Patent Convention indicating that it intends to grant Destiny Media Technology Inc.’s (“Destiny”) European Patent application No. 07815972.0. Destiny’s next step will involve translating the granted European patent into the languages of the member countries of the European Patent Convention so that corresponding national patents may be issued in these member countries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINY MEDIA TECHNOLOGIES INC.

Date: March 20, 2014
	By:	/s/ STEVEN E. VESTERGAARD
STEVEN E. VESTERGAARD
Chief Executive Officer and President